Write-down of Inventories	6 Months Ended
Jun. 30, 2022
Write-down of Inventories [Abstract]
Write-down of inventories
7.	Write-down of inventories

The Company’s inventory consists of the product Bentrio, a drug-free nasal spray for protection against airborne viruses and allergens. Bentrio has a limited shelf life, which may affect the salability of the product, and is packaged in various configurations (stock keeping units, “SKUs”) for different markets. During the six months ended June 30, 2022, the Company wrote down finished goods inventories by CHF 764,844, based on a management review for any obsolete or slow-moving items. The write-down is included in Cost of Sales in the condensed consolidated statement of profit or loss and other comprehensive income. There were no inventory write-downs recognized during the six months ended June 30, 2021.